NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                        7.0% CAPITAL SECURITIES, SERIES A
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                                       OF
                         DIME COMMUNITY CAPITAL TRUST I
                          UNCONDITIONALLY GUARANTEED BY
                         DIME COMMUNITY BANCSHARES, INC.

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Trust's (as defined below) 7.0% Capital Securities, Series A (the "Original Capital Securities") are not immediately available, (ii) Original Capital Security Certificates and all other required documents cannot be delivered to Wilmington Trust Company, the institutional trustee ("Institutional Trustee") of Dime Community Capital Trust I, as exchange agent (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering Original Capital Securities" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Original Capital Securities in certificated form pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Original Capital Securities (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                            WILMINGTON TRUST COMPANY
           AS INSTITUTIONAL TRUSTEE OF DIME COMMUNITY CAPITAL TRUST I

                                       BY HAND, OVERNIGHT DELIVERY,
FACSIMILE TRANSMISSION NUMBER:              OR CERTIFIED MAIL:              CONFIRM BY TELEPHONE:

        (302) 636-4145                  Wilmington Trust Company,               (302) 636-6470
  (Eligible Instiutions Only)               as Exchange Agent
                                         1100 North Market Street
                                     Wilmington, Delaware 19890-0001
                                          Attention: Corporate
                                            Capital Markets --
                                 Dime Community Capital Trust I Exchange
                                                  Offer

                                             FOR INFORMATION:

                                              (302) 636-6470


         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to Dime Community Capital Trust I, a Delaware statutory trust (the "Trust"), and to Dime Community Bancshares Inc., a Delaware Corporation ( "Dime Community"), upon the terms and subject to the conditions set forth in the Prospectus dated ________, 2004 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate liquidation amount of Original Capital Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Original Capital Securities."

         This Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Original Capital Securities exactly as its (their) name(s) appear(s) on certificates for Original Capital Securities or on a security position listing the owners of Original Capital Securities, or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                            PLEASE SIGN AND COMPLETE

Print Name(s) of Registered Holder(s): _________________________________________

Address(es):  __________________________________________________________________

Area Code and Telephone Number: ________________________________________________

Print Name and Title of Authorized Signatory: __________________________________

Total Liquidation Amount of Original Capital Securities Held By Registered
Holder: $ _______________________

Liquidation Amount of Original Capital Securities Tendered (if different than the total liquidation amount): $___________________*

         If Original Capital Securities will be tendered by forwarding a Certificate or Certificates, provide the following information:

Certificate No(s) of Original Capital Securities (if available): _______________
___________________________________________________

If Original Capital Securities will be tendered by book-entry transfer, provide The Depository Trust Company ("DTC") Account Number: ___________________________

Date: ________________________

--------------------
* ____ Must be in denominations of a Liquidation Amount of $1,000 and any integral multiple thereof, and not less than $100,000 aggregate Liquidation Amount

--------------------------------------------------------------------------------
         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
--------------------------------------------------------------------------------


          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

X ____________________________________    X ____________________________________

X ____________________________________    X ____________________________________

                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified in Rule 17Ad-l5 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at the address set forth above, either the Original Capital Securities tendered hereby in proper form for transfer, or confirmation of the transfer of such Original Capital Securities to the Exchange Agent's account at DTC, pursuant to the procedures for book transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

         THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER(S) OF TRANSMITTAL AND THE ORIGINAL CAPITAL SECURITIES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO THE UNDERSIGNED.



_____________________________________    _______________________________________
             Name of Firm                         (Authorized Signature)

_____________________________________    _______________________________________
               Address                            (Please Type or Print)

_____________________________________    _______________________________________
              Zip Code                                   Title


 Area Code and Telephone No.__________________    Dated: _______________________


NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL CAPITAL SECURITIES WITH THIS FORM. CERTIFICATES FOR ORIGINAL CAPITAL SECURITIES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.



                                       3